Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2025

Financial Highlights

	Quarter Ended
(Dollars in millions, except per share data, shares in thousands)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2025	2024	2024	2024	2024
Summary Income Statement
Interest income - taxable equivalent	$6,036	$6,230	$6,407	$6,404	$6,237
Interest expense	2,481	2,589	2,750	2,824	2,812
Net interest income - taxable equivalent	3,555	3,641	3,657	3,580	3,425
Less: Taxable-equivalent adjustment	48	51	55	53	53
Net interest income	3,507	3,590	3,602	3,527	3,372
Provision for credit losses	458	471	448	451	500
Net interest income after provision for credit losses	3,049	3,119	3,154	3,076	2,872
Noninterest income	1,392	1,470	1,483	(5,212)	1,446
Noninterest expense	2,906	3,035	2,927	3,094	2,953
Income (loss) before income taxes	1,535	1,554	1,710	(5,230)	1,365
Provision (benefit) for income taxes	274	265	271	(1,324)	232
Net income (loss) from continuing operations	1,261	1,289	1,439	(3,906)	1,133
Net income (loss) from discontinued operations	—	(13)	3	4,828	67
Net income	1,261	1,276	1,442	922	1,200
Noncontrolling interests from discontinued operations	—	—	—	19	3
Preferred stock dividends and other	104	60	106	77	106
Net Income available to common shareholders	1,157	1,216	1,336	826	1,091
Net income available to common shareholders - adjusted(1)	1,158	1,211	1,307	1,235	1,216
Additional Income Statement Information
Revenue - taxable equivalent	4,947	5,111	5,140	(1,632)	4,871
Pre-provision net revenue - unadjusted(1)	2,041	2,076	2,213	(4,726)	1,918
Pre-provision net revenue - adjusted(1)	2,080	2,080	2,222	2,120	2,044
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(2)	$0.88	$0.93	$1.00	$(2.98)	$0.77
Earnings per share-basic	0.88	0.92	1.00	0.62	0.82
Earnings per share-diluted from continuing operations(2)	0.87	0.92	0.99	(2.98)	0.76
Earnings per share-diluted	0.87	0.91	0.99	0.62	0.81
Earnings per share-adjusted diluted(1)	0.87	0.91	0.97	0.91	0.90
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52
Common shareholders’ equity per share	44.85	43.90	44.46	42.71	38.97
Tangible common shareholders’ equity per share(1)	30.95	30.01	30.64	28.91	21.64
End of period shares outstanding	1,309,539	1,315,936	1,327,521	1,338,223	1,338,096
Weighted average shares outstanding-basic	1,307,457	1,317,017	1,334,212	1,338,149	1,335,091
Weighted average shares outstanding-diluted	1,324,339	1,333,701	1,349,129	1,338,149	1,346,904
Return on average assets	0.96%	0.96%	1.10%	0.70%	0.91%
Return on average common shareholders’ equity	8.1	8.4	9.1	6.1	8.4
Return on average tangible common shareholders’ equity(1)	12.3	12.9	13.8	10.4	16.3
Net interest margin - taxable equivalent(2)	3.01	3.07	3.12	3.02	2.88
Efficiency ratio-unadjusted(1)(2)	59.3	60.0	57.5	NM	61.3
Efficiency ratio-adjusted(1)(2)	56.4	57.7	55.2	56.0	56.2
Fee income ratio-unadjusted(1)(2)	28.4	29.0	29.2	NM	30.0
Fee income ratio-adjusted(1)(2)	28.2	28.8	28.9	28.7	29.7
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.48%	0.47%	0.48%	0.46%	0.45%
Net charge-offs as a percentage of average LHFI	0.60	0.59	0.55	0.58	0.64
Allowance for loan and lease losses as a percentage of LHFI	1.58	1.59	1.60	1.57	1.56
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.3x	3.4x	3.3x	3.4x	3.4x
Average Balances
Assets	$531,630	$527,013	$519,415	$526,894	$531,002
Securities(3)	124,061	124,871	117,172	121,796	131,659
Loans and leases	307,528	304,609	304,578	307,583	309,426
Deposits	392,204	390,042	384,344	388,042	389,058
Common shareholders’ equity	58,125	57,754	58,667	54,863	52,167
Total shareholders’ equity	64,033	64,295	65,341	61,677	59,011
Period-End Balances
Assets	$535,899	$531,176	$523,434	$519,853	$534,959
Securities(3)	117,888	118,104	115,606	108,416	119,419
Loans and leases	309,752	307,771	304,362	307,149	308,477
Deposits	403,736	390,524	387,778	385,411	394,265
Common shareholders’ equity	58,728	57,772	59,023	57,154	52,148
Total shareholders’ equity	64,635	63,679	65,696	63,827	59,053
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	11.3%	11.5%	11.6%	11.6%	10.1%
Tier 1	12.7	12.9	13.2	13.2	11.7
Total	14.7	15.0	15.3	15.4	13.9
Leverage	10.3	10.5	10.8	10.5	9.5
Supplementary leverage	8.7	8.8	9.1	8.9	8.0
Liquidity coverage ratio	111	109	112	110	115
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the appendix to Truist’s First Quarter 2025 Earnings Presentation.
(2)This metric is calculated based on continuing operations.
(3)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2025	2024	2024	2024	2024
Interest Income
Interest and fees on loans and leases	$4,493	$4,634	$4,852	$4,879	$4,865
Interest on securities	975	994	869	838	805
Interest on other earning assets	520	551	631	634	514
Total interest income	5,988	6,179	6,352	6,351	6,184
Interest Expense
Interest on deposits	1,736	1,855	2,014	2,016	1,964
Interest on long-term debt	409	431	454	446	482
Interest on other borrowings	336	303	282	362	366
Total interest expense	2,481	2,589	2,750	2,824	2,812
Net Interest Income	3,507	3,590	3,602	3,527	3,372
Provision for credit losses	458	471	448	451	500
Net Interest Income After Provision for Credit Losses	3,049	3,119	3,154	3,076	2,872
Noninterest Income
Wealth management income	344	345	350	361	356
Investment banking and trading income	273	262	332	286	323
Card and payment related fees	220	231	222	230	224
Service charges on deposits	230	237	221	232	225
Mortgage banking income	108	117	106	112	97
Lending related fees	95	93	88	89	96
Operating lease income	53	47	49	50	59
Securities gains (losses)	(1)	(1)	—	(6,650)	—
Other income	70	139	115	78	66
Total noninterest income	1,392	1,470	1,483	(5,212)	1,446
Noninterest Expense
Personnel expense	1,587	1,587	1,628	1,661	1,630
Professional fees and outside processing	364	415	336	308	278
Software expense	230	232	222	218	224
Net occupancy expense	163	179	157	160	160
Equipment expense	82	112	84	89	88
Amortization of intangibles	75	84	84	89	88
Marketing and customer development	75	74	75	63	56
Operating lease depreciation	35	36	34	34	40
Regulatory costs	69	56	51	85	152
Restructuring charges	38	11	25	33	51
Other expense	188	249	231	354	186
Total noninterest expense	2,906	3,035	2,927	3,094	2,953
Earnings
Income (loss) before income taxes	1,535	1,554	1,710	(5,230)	1,365
Provision (benefit) for income taxes	274	265	271	(1,324)	232
Net income (loss) from continuing operations	1,261	1,289	1,439	(3,906)	1,133
Net income from discontinued operations	—	(13)	3	4,828	67
Net income	1,261	1,276	1,442	922	1,200
Noncontrolling interests from discontinuing operations	—	—	—	19	3
Preferred stock dividends and other	104	60	106	77	106
Net income available to common shareholders	$1,157	$1,216	$1,336	$826	$1,091

Earnings Per Common Share
Basic earnings from continuing operations	$0.88	$0.93	$1.00	$(2.98)	$0.77
Basic earnings	0.88	0.92	1.00	0.62	0.82
Diluted earnings from continuing operations	0.87	0.92	0.99	(2.98)	0.76
Diluted earnings	0.87	0.91	0.99	0.62	0.81
Weighted Average Shares Outstanding
Basic	1,307,457	1,317,017	1,334,212	1,338,149	1,335,091
Diluted	1,324,339	1,333,701	1,349,129	1,338,149	1,346,904

Consolidated Ending Balance Sheets - Five Quarter Trend

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2025	2024	2024	2024	2024
Assets
Cash and due from banks	$5,996	$5,793	$5,229	$5,204	$5,040
Interest-bearing deposits with banks	36,175	33,975	34,411	35,675	29,510
Securities borrowed or purchased under resale agreements	2,810	2,550	2,973	2,338	2,091
Trading assets at fair value	5,838	5,100	5,209	5,558	5,268
Securities available for sale at fair value	68,012	67,464	64,111	55,969	66,050
Securities held to maturity at amortized cost	49,876	50,640	51,495	52,447	53,369
Loans and leases:
Commercial:
Commercial and industrial	156,679	154,848	153,925	156,400	157,669
CRE	19,578	20,363	20,912	21,730	22,142
Commercial construction	8,766	8,520	7,980	7,787	7,472
Consumer:
Residential mortgage	56,099	55,599	53,963	54,344	54,886
Home equity	9,523	9,642	9,680	9,772	9,825
Indirect auto	23,628	23,089	22,508	21,994	22,145
Other consumer	29,537	29,395	29,282	28,677	28,096
Credit card	4,828	4,927	4,834	4,988	4,989
Total loans and leases held for investment	308,638	306,383	303,084	305,692	307,224
Loans held for sale	1,114	1,388	1,278	1,457	1,253
Total loans and leases	309,752	307,771	304,362	307,149	308,477
Allowance for loan and lease losses	(4,870)	(4,857)	(4,842)	(4,808)	(4,803)
Premises and equipment	3,168	3,225	3,251	3,244	3,274
Goodwill	17,125	17,125	17,125	17,157	17,157
Core deposit and other intangible assets	1,473	1,550	1,635	1,729	1,816
Loan servicing rights at fair value	3,628	3,708	3,499	3,410	3,417
Other assets	36,916	37,132	34,976	34,781	36,521
Assets of discontinued operations(1)	—	—	—	—	7,772
Total assets	$535,899	$531,176	$523,434	$519,853	$534,959
Liabilities
Deposits:
Noninterest-bearing deposits	$108,461	$107,451	$105,984	$107,310	$110,901
Interest checking	118,043	109,042	109,493	102,654	108,329
Money market and savings	136,777	137,307	134,349	136,989	133,176
Time deposits	40,455	36,724	37,952	38,458	41,859
Total deposits	403,736	390,524	387,778	385,411	394,265
Short-term borrowings	23,730	29,205	20,859	22,816	26,329
Long-term debt	32,030	34,956	36,770	34,616	39,071
Other liabilities	11,768	12,812	12,331	13,183	13,119
Liabilities of discontinued operations	—	—	—	—	3,122
Total liabilities	471,264	467,497	457,738	456,026	475,906
Shareholders’ Equity:
Preferred stock	5,907	5,907	6,673	6,673	6,673
Common stock	6,548	6,580	6,638	6,691	6,690
Additional paid-in capital	35,178	35,628	36,020	36,364	36,197
Retained earnings	24,252	23,777	23,248	22,603	22,483
Accumulated other comprehensive loss	(7,250)	(8,213)	(6,883)	(8,504)	(13,222)
Noncontrolling interests	—	—	—	—	232
Total shareholders’ equity	64,635	63,679	65,696	63,827	59,053
Total liabilities and shareholders’ equity	$535,899	$531,176	$523,434	$519,853	$534,959
(1)Includes goodwill and intangible assets of $5.0 billion as of March 31, 2024.

Average Balances and Rates - Quarters

	Quarter Ended
	March 31, 2025			December 31, 2024			September 30, 2024			June 30, 2024			March 31, 2024
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$14,867	$191	5.19%	$14,387	$196	5.40%	$12,986	$151	4.65%	$11,138	$101	3.66%	$9,853	$37	1.49%
U.S. government-sponsored entities (GSE)	462	4	3.75	412	3	3.42	377	4	3.41	382	3	3.27	389	3	3.40
Mortgage-backed securities issued by GSE	108,345	777	2.87	109,644	792	2.89	103,374	711	2.75	108,358	720	2.66	117,301	735	2.51
States and political subdivisions	370	4	4.20	411	5	4.14	417	3	4.14	420	5	4.14	421	4	4.15
Non-agency mortgage-backed	—	—	—	—	—	—	—	—	—	1,480	10	2.56	3,676	27	2.95
Other	17	—	4.72	17	—	5.16	18	1	5.18	18	—	5.29	19	—	5.35
Total securities	124,061	976	3.16	124,871	996	3.19	117,172	870	2.97	121,796	839	2.76	131,659	806	2.45
Loans and leases:
Commercial:
Commercial and industrial	155,214	2,184	5.70	153,209	2,293	5.95	154,102	2,482	6.41	157,043	2,550	6.53	158,385	2,572	6.53
CRE	19,832	302	6.12	20,504	337	6.47	21,481	373	6.88	21,969	381	6.93	22,400	389	6.95
Commercial construction	8,734	145	6.84	8,261	147	7.26	7,870	152	7.79	7,645	147	7.85	7,134	137	7.83
Consumer:
Residential mortgage	55,658	562	4.04	54,390	536	3.94	53,999	525	3.89	54,490	525	3.86	55,070	528	3.84
Home equity	9,569	177	7.48	9,675	189	7.78	9,703	196	8.04	9,805	195	8.02	9,930	196	7.92
Indirect auto	23,248	412	7.19	22,790	411	7.19	22,121	399	7.18	22,016	381	6.95	22,374	372	6.69
Other consumer	29,291	602	8.33	29,355	606	8.21	29,015	603	8.26	28,326	581	8.25	28,285	561	7.98
Credit card	4,849	138	11.60	4,926	143	11.54	4,874	150	12.20	4,905	148	12.14	4,923	146	11.96
Total loans and leases held for investment	306,395	4,522	5.97	303,110	4,662	6.12	303,165	4,880	6.41	306,199	4,908	6.44	308,501	4,901	6.38
Loans held for sale	1,133	17	5.93	1,499	21	5.87	1,413	24	6.49	1,384	22	6.56	925	15	6.38
Total loans and leases	307,528	4,539	5.97	304,609	4,683	6.12	304,578	4,904	6.41	307,583	4,930	6.44	309,426	4,916	6.38
Interest earning trading assets	5,628	80	5.72	5,462	79	5.86	5,454	84	6.05	5,515	84	6.11	4,845	79	6.50
Other earning assets(3)	38,997	441	4.53	37,697	472	4.91	38,933	549	5.54	39,250	551	5.56	30,567	436	5.74
Total earning assets	476,214	6,036	5.12	472,639	6,230	5.25	466,137	6,407	5.47	474,144	6,404	5.42	476,497	6,237	5.25
Nonearning assets	55,416			54,374			53,278			50,109			46,921
Assets of discontinued operations	—			—			—			2,641			7,584
Total assets	$531,630			$527,013			$519,415			$526,894			$531,002
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$109,208	640	2.37	$107,075	679	2.52	$103,899	732	2.80	$103,894	707	2.74	$103,537	684	2.65
Money market and savings	136,897	743	2.20	138,242	838	2.41	136,639	914	2.66	135,264	873	2.60	134,696	832	2.49
Time deposits	40,204	353	3.56	36,757	338	3.66	37,726	368	3.88	41,250	436	4.24	41,937	448	4.30
Total interest-bearing deposits	286,309	1,736	2.46	282,074	1,855	2.62	278,264	2,014	2.88	280,408	2,016	2.89	280,170	1,964	2.82
Short-term borrowings	30,332	336	4.49	25,006	303	4.81	20,781	282	5.41	26,016	362	5.58	26,230	366	5.62
Long-term debt	32,418	409	5.05	34,133	431	5.06	35,318	454	5.13	36,721	446	4.87	40,721	482	4.74
Total interest-bearing liabilities	349,059	2,481	2.88	341,213	2,589	3.02	334,363	2,750	3.27	343,145	2,824	3.31	347,121	2,812	3.26
Noninterest-bearing deposits	105,895			107,968			106,080			107,634			108,888
Other liabilities	12,643			13,537			13,631			13,318			12,885
Liabilities of discontinued operations	—			—			—			1,120			3,097
Shareholders’ equity	64,033			64,295			65,341			61,677			59,011
Total liabilities and shareholders’ equity	$531,630			$527,013			$519,415			$526,894			$531,002
Average interest-rate spread			2.24			2.23			2.20			2.11			1.99

Net interest income/ net interest margin		$3,555	3.01%		$3,641	3.07%		$3,657	3.12%		$3,580	3.02%		$3,425	2.88%
Taxable-equivalent adjustment		48			51			55			53			53
Memo: Total deposits	$392,204	1,736	1.79%	$390,042	1,855	1.89%	$384,344	2,014	2.08%	$388,042	2,016	2.09%	$389,058	1,964	2.03%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2025	2024	2024	2024	2024
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$586	$521	$575	$459	$512
CRE	294	298	302	360	261
Commercial construction	2	3	1	—	23
Consumer:
Residential mortgage	179	166	156	161	151
Home equity	114	116	118	123	130
Indirect auto	248	259	252	244	256
Other consumer	65	66	63	64	61
Total nonaccrual loans and leases held for investment	1,488	1,429	1,467	1,411	1,394
Loans held for sale	77	—	5	9	22
Total nonaccrual loans and leases	1,565	1,429	1,472	1,420	1,416
Foreclosed real estate	4	3	3	5	4
Other foreclosed property	49	45	53	51	56
Total nonperforming assets	$1,618	$1,477	$1,528	$1,476	$1,476
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$5	$19	$5	$8	$12
CRE	—	1	—	—	—
Commercial construction	—	—	—	1	—
Consumer:
Residential mortgage - government guaranteed	468	430	394	375	408
Residential mortgage - nonguaranteed	62	51	39	27	33
Home equity	6	9	7	7	10
Indirect auto	—	—	—	1	1
Other consumer	23	23	22	19	18
Credit card	52	54	51	51	56
Total loans 90 days past due and still accruing	$616	$587	$518	$489	$538
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$118	$168	$116	$109	$158
CRE	12	60	10	8	21
Commercial construction	—	3	4	—	—
Consumer:
Residential mortgage - government guaranteed	284	318	305	340	286
Residential mortgage - nonguaranteed	347	401	366	392	352
Home equity	57	60	63	58	59
Indirect auto	484	622	596	592	540
Other consumer	246	236	233	214	226
Credit card	71	81	76	78	74
Total loans 30-89 days past due	$1,619	$1,949	$1,769	$1,791	$1,716

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2025	2024	2024	2024	2024
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.52%	0.64%	0.58%	0.59%	0.56%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.20	0.19	0.17	0.16	0.18
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.48	0.47	0.48	0.46	0.45
Nonperforming loans and leases as a percentage of loans and leases(1)	0.51	0.46	0.48	0.46	0.46
Nonperforming assets as a percentage of:
Total assets(1)	0.30	0.28	0.29	0.28	0.28
Loans and leases plus foreclosed property	0.50	0.48	0.50	0.48	0.47
Net charge-offs as a percentage of average loans and leases	0.60	0.59	0.55	0.58	0.64
Allowance for loan and lease losses as a percentage of loans and leases	1.58	1.59	1.60	1.57	1.56
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.6X	2.7X	2.9X	2.7X	2.4X
Nonperforming loans and leases	3.3X	3.4X	3.3X	3.4X	3.4X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.05%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2025	2024	2024	2024	2024
Allowance for Credit Losses
Beginning balance	$5,161	$5,140	$5,110	$5,100	$5,093
Provision for credit losses	458	471	448	451	500
Charge-offs:
Commercial:
Commercial and industrial	(102)	(119)	(96)	(83)	(97)
CRE	(70)	(51)	(65)	(97)	(103)
Consumer:
Residential mortgage	(1)	(1)	—	(1)	(1)
Home equity	(2)	(2)	(1)	(3)	(3)
Indirect auto	(154)	(158)	(143)	(136)	(154)
Other consumer	(154)	(148)	(152)	(141)	(165)
Credit card	(74)	(74)	(71)	(74)	(77)
Total charge-offs	(557)	(553)	(528)	(535)	(600)
Recoveries:
Commercial:
Commercial and industrial	24	15	26	14	32
CRE	7	17	5	5	7
Commercial construction	—	—	1	1	—
Consumer:
Residential mortgage	2	2	1	2	1
Home equity	4	3	4	4	5
Indirect auto	25	24	38	30	28
Other consumer	30	28	26	28	28
Credit card	11	11	9	9	9
Total recoveries	103	100	110	93	110
Net charge-offs	(454)	(453)	(418)	(442)	(490)
Other	1	3	—	1	(3)
Ending balance	$5,166	$5,161	$5,140	$5,110	$5,100
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,870	$4,857	$4,842	$4,808	$4,803
Reserve for unfunded lending commitments (RUFC)	296	304	298	302	297
Allowance for credit losses	$5,166	$5,161	$5,140	$5,110	$5,100

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2025	2024	2024	2024	2024
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.20%	0.27%	0.18%	0.18%	0.17%
CRE	1.29	0.66	1.12	1.67	1.73
Commercial construction	(0.02)	(0.02)	(0.01)	(0.05)	(0.02)
Consumer:
Residential mortgage	—	(0.01)	(0.01)	(0.01)	—
Home equity	(0.07)	(0.07)	(0.11)	(0.03)	(0.08)
Indirect auto	2.26	2.33	1.89	1.94	2.26
Other consumer	1.71	1.63	1.73	1.60	1.96
Credit card	5.21	5.10	5.04	5.33	5.54
Total loans and leases	0.60	0.59	0.55	0.58	0.64
Applicable ratios are annualized.

Segment Financial Performance - Preliminary

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2025	2024	2024	2024	2024
Consumer and Small Business Banking(1)
Net interest income (expense)	$1,426	$1,390	$1,346	$1,291	$1,267
Net intersegment interest income (expense)	858	1,106	1,184	1,216	1,210
Segment net interest income (expense)	2,284	2,496	2,530	2,507	2,477
Allocated provision for credit losses	328	347	353	308	313
Noninterest income	503	535	506	503	497
Personnel expense	408	406	398	417	405
Amortization of intangibles	39	45	45	45	46
Restructuring charges	—	1	1	1	1
Other direct noninterest expense	275	308	298	265	244
Direct noninterest expense	722	760	742	728	696
Expense allocations	941	981	920	934	890
Total noninterest expense	1,663	1,741	1,662	1,662	1,586
Income (loss) before income taxes	796	943	1,021	1,040	1,075
Provision (benefit) for income taxes	194	226	244	249	259
Segment net income (loss)	$602	$717	$777	$791	$816

Wholesale Banking(1)
Net interest income (expense)	$1,892	$1,976	$2,102	$2,182	$2,231
Net intersegment interest income (expense)	(299)	(376)	(515)	(559)	(615)
Segment net interest income (expense)	1,593	1,600	1,587	1,623	1,616
Allocated provision for credit losses	131	123	96	142	188
Noninterest income	949	1,038	1,048	987	980
Personnel expense	548	553	569	586	580
Amortization of intangibles	36	39	39	41	42
Restructuring charges	1	4	9	9	7
Other direct noninterest expense	192	206	182	186	176
Direct noninterest expense	777	802	799	822	805
Expense allocations	524	497	437	447	528
Total noninterest expense	1,301	1,299	1,236	1,269	1,333
Income (loss) before income taxes	1,110	1,216	1,303	1,199	1,075
Provision (benefit) for income taxes	222	241	262	239	209
Segment net income (loss)	$888	$975	$1,041	$960	$866

Other, Treasury & Corporate(1)(2)
Net interest income (expense)	$189	$224	$154	$54	$(126)
Net intersegment interest income (expense)	(559)	(730)	(669)	(657)	(595)
Segment net interest income (expense)	(370)	(506)	(515)	(603)	(721)
Allocated provision for credit losses	(1)	1	(1)	1	(1)
Noninterest income	(60)	(103)	(71)	(6,702)	(31)
Personnel expense	631	628	661	658	645
Amortization of intangibles	—	—	—	3	—
Restructuring charges	37	6	15	23	43
Other direct noninterest expense	739	839	710	860	764
Direct Noninterest Expense	1,407	1,473	1,386	1,544	1,452
Expense Allocations	(1,465)	(1,478)	(1,357)	(1,381)	(1,418)
Total noninterest expense	(58)	(5)	29	163	34
Income (loss) before income taxes	(371)	(605)	(614)	(7,469)	(785)
Provision (benefit) for income taxes	(142)	(202)	(235)	(1,812)	(236)
Segment net income (loss)	$(229)	$(403)	$(379)	$(5,657)	$(549)

Total Truist Financial Corporation
Net interest income (expense)	$3,507	$3,590	$3,602	$3,527	$3,372
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,507	3,590	3,602	3,527	3,372
Allocated provision for credit losses	458	471	448	451	500
Noninterest income	1,392	1,470	1,483	(5,212)	1,446
Personnel expense	1,587	1,587	1,628	1,661	1,630
Amortization of intangibles	75	84	84	89	88
Restructuring charges	38	11	25	33	51
Other direct noninterest expense	1,206	1,353	1,190	1,311	1,184
Direct Noninterest Expense	2,906	3,035	2,927	3,094	2,953
Expense Allocations	—	—	—	—	—
Total noninterest expense	2,906	3,035	2,927	3,094	2,953
Income (loss) before income taxes	1,535	1,554	1,710	(5,230)	1,365
Provision (benefit) for income taxes	274	265	271	(1,324)	232
Net income (loss) from continuing operations	$1,261	$1,289	$1,439	$(3,906)	$1,133
(1)In the first quarter of 2025, deposit expense allocation methodology was enhanced to reflect methodology changes to funds transfer pricing and internal equity allocations. Prior period results have been revised to align to the current allocation methodology, which was not considered material to the Company’s results.
(2)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2025	2024	2024	2024	2024
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$47,774	$48,225	$48,076	$47,706	$42,691
Tier 1	53,677	54,128	54,746	54,376	49,361
Total	62,353	62,583	63,349	63,345	58,548
Risk-weighted assets	424,076	418,337	414,828	412,607	421,680
Average quarterly assets for leverage ratio	519,986	515,830	508,280	519,467	522,095
Average quarterly assets for supplementary leverage ratio	619,886	612,764	600,000	608,627	614,238
Risk-based capital ratios:
Common equity tier 1	11.3%	11.5%	11.6%	11.6%	10.1%
Tier 1	12.7	12.9	13.2	13.2	11.7
Total	14.7	15.0	15.3	15.4	13.9
Leverage capital ratio	10.3	10.5	10.8	10.5	9.5
Supplementary leverage	8.7	8.8	9.1	8.9	8.0
Common equity per common share	$44.85	$43.90	$44.46	$42.71	$38.97

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2025	2024	2024	2024	2024
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$64,635	$63,679	$65,696	$63,827	$59,053
Less:
Preferred stock	5,907	5,907	6,673	6,673	6,673
Noncontrolling interests	—	—	—	—	232
Intangible assets, net of deferred taxes (including discontinued operations)	18,203	18,274	18,350	18,471	23,198
Tangible common equity	$40,525	$39,498	$40,673	$38,683	$28,950

Outstanding shares at end of period (in thousands)	1,309,539	1,315,936	1,327,521	1,338,223	1,338,096
Tangible common equity per common share	$30.95	$30.01	$30.64	$28.91	$21.64

Total assets	$535,899	$531,176	$523,434	$519,853	$534,959
Less: Intangible assets, net of deferred taxes (including discontinued operations prior to the sale of TIH)	18,203	18,274	18,350	18,471	23,198
Tangible assets	$517,696	$512,902	$505,084	$501,382	$511,761

Equity as a percentage of total assets	12.1%	12.0%	12.6%	12.3%	11.0%
Tangible common equity as a percentage of tangible assets	7.8	7.7	8.1	7.7	5.7
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2025	2024	2024	2024	2024
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$19	$25	$25	$24	$17
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	87	83	80	72	88
Net MSRs valuation	(4)	(5)	(7)	(12)	(15)
Total residential mortgage servicing income	83	78	73	60	73
Total residential mortgage income	102	103	98	84	90
Commercial mortgage income:
Commercial mortgage production revenue	2	12	6	4	5
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	4	4	3	7	3
Net MSRs valuation	—	(2)	(1)	17	(1)
Total commercial mortgage servicing income	4	2	2	24	2
Total commercial mortgage income	6	14	8	28	7
Total mortgage banking income	$108	$117	$106	$112	$97
Other Mortgage Banking Information
Residential mortgage loan originations	$3,626	$4,745	$3,726	$3,881	$2,412
Residential mortgage servicing portfolio:(1)
Loans serviced for others	216,148	218,475	221,143	208,270	210,635
Bank-owned loans serviced	55,120	54,937	54,281	54,903	55,255
Total servicing portfolio	271,268	273,412	275,424	263,173	265,890
Weighted-average coupon rate on mortgage loans serviced for others	3.68%	3.65%	3.62%	3.63%	3.59%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.28	0.28	0.28

Additional Information
Brokered deposits(2)	$27,585	$28,085	$27,671	$27,384	$30,650

NQDCP income (expense):(3)
Interest income	$—	$4	$1	$—	$1
Other income	(6)	(2)	12	4	15
Personnel expense	6	(2)	(13)	(4)	(16)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$48.53	$49.06	$45.31	$40.51	$39.29
Low	39.41	41.08	37.85	35.09	34.23
End of period	41.15	43.38	42.77	38.85	38.98
Banking offices	1,928	1,928	1,930	1,930	1,930
ATMs	2,861	2,901	2,928	2,942	2,947
FTEs(4)	37,529	37,661	37,867	41,368	49,218
FTEs - continuing operations(4)	37,529	37,661	37,867	38,140	39,417
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
First Quarter 2025
Restructuring charges	$(38)	$(29)	$(0.02)
Fourth Quarter 2024
Restructuring charges	$(11)	$(9)	$(0.01)
FDIC special assessment (regulatory costs)	8	6	—
Third Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$36	$16	$0.01
Restructuring charges	(25)	(19)	(0.01)
FDIC special assessment (regulatory costs)	16	13	0.01
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges ($33 million in restructuring charges and $63 million in net income from discontinued operations)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges ($51 million in restructuring charges and $19 million in net income from discontinued operations)	(70)	(53)	(0.04)
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s First Quarter 2025 Earnings Presentation.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.